UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2004

Commerce Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Missouri	0-2989	43-0889454

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Walnut,
Kansas City, MO		64106

(Address of principal executive offices)		(Zip Code)

(816) 234-2000

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, ProForma Financial Information and Exhibits

(c)	Exhibits. The following exhibit is furnished herewith:

99.1	Notice of Blackout Period dated May 24, 2004 to Directors and Executive Officers of Commerce Bancshares, Inc.

Item 11. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

     On May 21, 2004, the registrant was notified that as a result of change in the recordkeeper of the Commerce Bancshares, Inc. Participating Investment Plan (the “PIP”), there will be a blackout period in which PIP participants will be temporarily unable to direct or diversify investments in their individual accounts, including accounts that hold stock of the registrant, or obtain a loan or distribution from the Plan.

     On May 24, 2004, the registrant sent a Notice of Blackout Period memorandum to its directors and executive officers informing them that a blackout period is expected to be in effect beginning at 4:00 PM Eastern time on June 21, 2004 and ending at 4:00 PM Eastern time on July 15, 2004.

     The memorandum was provided to the registrant’s directors and executive officers pursuant to the requirements of Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission’s Regulation BTR. A copy of the memorandum is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE BANCSHARES, INC.
By:	/s/ Jeffery D. Aberdeen
Jeffery D. Aberdeen
Controller (Chief Accounting Officer)

Date: May 25, 2004

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Notice of Blackout Period dated May 24, 2004 to Directors and Executive Officers of Commerce Bancshares, Inc.